Supplement dated June 18, 2026
to the Prospectus and Summary Prospectus of the following fund:
Fund	Prospectus and Summary Prospectus Dated
Columbia ETF Trust I
Columbia International Equity Income ETF	3/1/2026
Effective immediately, the first and the second paragraphs under the heading "Performance Information" in the Summary of Columbia International Equity Income ETF section in the prospectus and in the Summary Prospectus are hereby superseded and replaced with the following:
The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The bar chart shows how the Fund’s performance has varied for each full calendar year shown. The table below the bar chart compares the Fund’s returns for the periods shown with a broad measure of market performance, as well as two additional measures of performance for markets in which the Fund may invest.
Effective September 2, 2025 (Index Change Date), the Fund compares its performance to that of the Solactive GFS Developed Markets ex North America Large & Mid Cap Value Style Index (the New Index). The Fund’s investment manager believes that the New Index is an appropriate measure for comparing the Fund’s performance in light of the change made to the Fund’s principal investment strategies effective on that date.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
SUP271_10_013_(06/26)